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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 30, 2004
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
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                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                   11-2250305
                        ---------------------------------
                        (IRS Employer Identification No.)

                                      63105
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                                   (Zip Code)

                                 (314) 290-2000
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               (Registrant's Telephone Number Including Area Code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 30, 2004, Registrant issued a press release announcing its audited fourth quarter 2003 earnings increase over previously announced unaudited fourth quarter and annual earnings, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference to this exhibit. This press release is also being furnished pursuant to Item 12.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

        EXHIBIT NO.                   DESCRIPTION

           99.1              Press Release dated January 30, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 30, 2004, Registrant issued a press release announcing its audited fourth quarter and annual 2003 earnings increase over previously released unaudited fourth quarter and annual earnings, a copy of which is attached hereto as Exhibit 99.1.

The information furnished in this Form 8-K, including Exhibit No. 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference to such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 2004                      By:  /s/ Randolph Seeling
                                                 Randolph Seeling
                                                 Chief Accounting Officer